UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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NaturalNano, Inc.
(Name of Registrant as Specified in Its Charter)

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November 13, 2007

Notice of Proposed Action pursuant to Written Consent

of the Holder of the Majority of the Voting Power.

To Our Stockholders:

Notice is hereby given that, pursuant to action taken by the written consent of the majority stockholder of the Company, the Company intends to take certain action as more particularly described in this Information Statement. The action conforms with 14c-2(b) and will be effected on or after 20 days from the date this Information Statement is mailed to stockholders. This Information Statement is being mailed on or about November 14, 2007.

Only stockholders of record at the close of business on October 29, 2007 will be given Notice of the proposed action by written consent. The Company is not soliciting proxies.

Very truly yours, Cathy A. Fleischer President and Chief Technology Officer NaturalNano, Inc.

NaturalNano, Inc.

15 Schoen Place

Pittsford, NY 14534

Telephone (585) 267-4850

INFORMATION STATEMENT

ACTION BY THE CONSENT OF STOCKHOLDERS WITHOUT A MEETING

This information statement is furnished to all holders of Common Stock of the Company in connection with the proposed actions to be taken by the Company without a meeting pursuant to the written consent of the holder of a majority of the voting power of the Company:

1.	The election of six (6) members of the Board of Directors, each to serve until the 2008 Annual Meeting of Stockholders or until a successor is elected.
2.

The amendment and restatement of the Articles of Incorporation (i) to provide that the terms of rights, options, warrants and other securities approved by the Board of Directors may include a provision requiring the consent of the holders of a class of the Company’s capital stock (or a designated group of such holders) to waive or amend such rights and(ii) to increase the number of authorized shares of the Company’s common stock, par $0.001 per share, from 200,000,000 shares to 300,000,000 shares.

3.	The approval of the NaturalNano, Inc. Amended and Restated 2007 Incentive Stock Plan.

The foregoing actions were approved by the Company’s majority stockholder on October 29, 2007 and will be effected on or shortly after twenty (20) days following the mailing of this Information Statement to the stockholders of record.. This Information Statement is first being mailed to stockholders on or about November 14, 2007.

Only stockholders of record at the close of business on October 29, 2007 (the “Record Date”) are entitled to notice of the action to be taken. There will be no vote on the matters by the shareholders of the Company because the proposed action will be accomplished by the written consent of the holders of the majority voting power of the Company as allowed by Section 78.320 of the Nevada Business Corporation Act (“Nevada Act”). No other votes are required or necessary. See the caption “Vote Required for Approval,” below.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

DISSENTER’S RIGHTS OF APPRAISAL

The Nevada Act  does not provide for dissenter’s rights of appraisal in connection with the corporate action to be taken.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on October 29, 2007 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent. At the Record Date, the Company had outstanding 122,340,740 shares of Common Stock, par value $0.001 per share, which were held of record by approximately 250 stockholders. Technology Innovations, LLC, the holder of a majority of the outstanding shares of the Company’s common stock (the only class of the Company’s capital stock outstanding) on the Record Date, has signed a consent to the taking of the corporate actions described. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

Annual Report on Form 10-KSB

Our Annual Report on Form 10-KSB for the 2006 Fiscal Year (the “Annual Report”) which is mailed to stockholders with this Information Statement, contains financial and other information about us, and such financial information is incorporated by reference into this Information Statement. See “Other Information” below.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board currently consists of six directors, each of whom serves until his successor is elected and has qualified. The Company’s By-Laws provide that the Board consist of three to nine persons. The Board has fixed six as the number of directors to be elected for a one year term until the Annual Meeting of Stockholders to be held in 2008, or until their successors are elected or appointed and qualified or until their earlier resignation or removal. The Board reserves the right to increase the size of the Board as provided in the Company’s By-Laws.

The following directors, all of whom are current directors of the Company, will be elected pursuant to the written consent of holder of the majority of the Company’s common stock: Cathy A. Fleischer, Gary W. Beall, John F. Lanzafame, Sharell L. Mikesell, Klaus E.T. Siebert and James Wemett. Each of these nominees has consented to serve, and the Board has no reason to believe that any of the nominees will be unable to serve Information with respect to each nominee, as of November 9, 2007, is set forth below:

		Position Within	Served as a
Name	Age	the Company	Director Since

Cathy A. Fleischer	47	President, Chief Technology Officer and Director	2006

Gary W. Beall	57	Director	2007

John F. Lanzafame	40	Director	2004

Sharell Mikesell	63	Director	2006

Klaus E. T. Siebert	61	Director	2007

James Wemett	59	Director	2007

The principal occupations and business experience for at least the past five years of each director and nominee is as follows.

Gary W. Beall, Ph.D. is currently a Professor of Chemistry at Texas State University at San Marcos and Director of The Center for Nanophase Research. Dr. Beall has more than 20 years experience in research, development, processing, and commercialization of products utilizing advanced nanomaterials. After receiving his BS in Chemistry from Tarleton State University in 1972 and his PhD in Physical Chemistry from Baylor University in 1975, he worked at Oak Ridge National Laboratory, Radian Corp., Weston, Inc., United Catalysts, Inc., founded Technical Minerals, Inc., and Amcol Intl. inc. before co-founding and becoming Vice President of Nanocor, Inc. in 1995. He moved to academia in 1999 at Missouri Baptist College before accepting his current post at Texas State University in 2001. In 2000, Dr. Beall contributed to and co-edited the first book on polymer/nanoclay composites, which is now in its third printing. Dr. Beall is on the editorial board of the Journal of Applied Clay Science, Nanoexpress, and Nanotech Briefs. He has published more than 90 papers and holds 42 U.S. patents with three pending, of which 27 deal with nanotechnology. He is a member of the American Chemical Society. Dr. Beall was elected to the Company’s Board of Directors in June 2007.

John Lanzafame has served as Chief Executive Officer, Chief Operating Officer and Vice President of Business Development of Biophan Technologies, Inc. since April 2006 and currently leads operations and business development for Biophan. Mr. Lanzafame joined Biophan in September 2004. Until early 2004, Mr. Lanzafame was employed by STS Biopolymers, Inc., a privately held medical device company that marketed high performance polymer-based coatings for the medical device industry, including drug eluting surfaces for devices such as coronary stents and indwelling catheters. Mr. Lanzafame held a variety of positions with STS Biopolymers, including positions in research, product development, and sales and marketing, ultimately leading to his assuming the position of President of STS Biopolymers beginning in 2003. In 2004, Mr. Lanzafame left STS Biopolymers following sale of the company to Angiotech Pharmaceuticals. Mr. Lanzafame has fifteen years experience in the medical device industry, with a background that includes a bachelor’s degree in chemical engineering and a master’s degree in industrial engineering. Mr. Lanzafame has been a Director of the Company since its inception in 2004.

Sharell L. Mikesell, Ph.D. was elected to the Company’s Board of Directors in April 2006. Dr. Mikesell has served as Co-Chair of the Center for Multifunctional Polymer Nanomaterials & Devices, Ohio’s first state funded multi-university center for nanotechnology, since July 2005. In March 2001, he became the first Executive Director of the Ohio Polymer Strategy Council and continues to serve in that role. Dr. Mikesell has 30 years of corporate leadership experience in global research & development and business operations. His background includes experience with polymer and material technologies in diverse positions with major companies including General Electric, Owens-Corning, and Advanced Elastomer Systems, L.P., an Exxon-Mobil subsidiary. Dr. Mikesell’s responsibilities included the global technical leadership for product, process, and applications development as well as applied research and technical support to manufacturing and customers worldwide. Dr. Mikesell has served on several corporate boards and advisory councils including: Corporate representative to the Industrial Research Institute; Advancement Council for the College of Polymer Science and Engineering at the University of Akron; Research Advisory Council of NorTech; Advisory Board of the Ohio Business Development Coalition; Scientific Advisory Board of UTEK Corporation; Board of Asahi Fiberglass in Japan, as an advisor to the Center of Photochemistry at Bowling Green State University; Advisor to the Chemical Engineering Department at the University of West Virginia; Board of Trustees for the Ohio Polymer Enterprise Development, Inc.; PolymerOhio, Inc.; the Edison Polymer Innovation Corporation; and the Olivet Nazarene University Foundation. A native of Ohio, Dr. Mikesell received a Bachelor of Arts in Chemistry from Olivet Nazarene University, Kankakee, Illinois and a Master of Science from the Ohio State University, Columbus. Dr. Mikesell received a Ph.D. Degree in Polymer Science from the University of Akron, Ohio.

Klaus E.T. Siebert was elected to the Company’s Board of Directors in July 2007. He has been a practicing CPA for over 30 years, and has extensive experience with early-stage and developmental businesses. Since 1998, Mr. Siebert has been Chief Executive Officer of FBC Technologies, Inc., which since 2004 has been a wholly-owned subsidiary of EC Power, Inc. Since 2004 he has served on the Board of Directors of EC Power, Inc.; he also serves as a director of several private companies. Since 1986, Mr. Siebert has maintained an accounting practice serving privately-owned businesses and highly compensated executives of public firms. He was employed by Price Waterhouse from 1974 until 1980, by the RT French Company from 1980 to 1983, as Director of Taxes, and Ernst & Whinny from 1983 to 1986 as a senior tax manager.

James Wemett was elected to the Company’s Board of Directors in July 2007. He  is an experienced entrepreneur and consultant, involved in the formation and growth of numerous private and public companies. Since 2002, Mr. Wemett has been an independent consultant to Victorian Times, Inc. and ROC Central, Inc., both of which are privately owned firms. In 1975 Mr. Wemett started ROC Communications, Inc., a retail distributor of electronics products, which was sold in 2001. Mr. Wemett has been a member of our parent and majority stockholder, Technology Innovations, LLC, since its inception in 1999, and has served on the board of OncoVista, LLC, a privately owned oncology company, since June 2007. Mr. Wemett has been an active fundraiser for Camp Good Days, a non-profit summer camp for children with cancer.

Cathy A. Fleischer, Ph.D., became the President and a Director of NaturalNano, Inc. in November 2006, after joining as Chief Technology Officer in July 2006. The focus of her work since joining NaturalNano has been on the commercialization of the Company’s technology and the expansion of its intellectual property portfolio. Dr. Fleischer is a highly recognized scientist and manager with extensive experience leading diverse technical organizations and teams to deliver in research, business and manufacturing. During the last five years, Fleischer led organizations that delivered highly innovative products and over 200 patents. Dr. Fleischer holds eleven patents individually and has numerous publications in the fields of polymer materials science, composites, adhesion and surface science. During the period from February 1992 to June 2006, Dr. Fleischer held a variety of leadership positions at Eastman Kodak, including that of Research & Development Director in Polarizer Films from January 2006 to June 2006; Program Manager in Light Management Solutions from July 2004 to December 2005; Commercialization leader for Optical Display Film polymer from February 2004 to December 2004; Research Manager in Advanced Flexible Substrates Lab from December 2000 to July 2004; and, Research Associate in Manufacturing Research from February 1992 to December 2000. In recent leadership roles, she was responsible for the research, vision and strategy of joint development projects with international corporations including project leadership and patent portfolio development as well as developing technology roadmaps and business cases for new products. From March 1984 to May 1990, Dr. Fleischer served as Senior Development Engineer at Rogers Corporation, a specialty polymers and high-technology company based in Connecticut. Dr. Fleischer received a doctorate degree in Polymer Science from the University of Connecticut and a master’s degree in Chemical Engineering from Massachusetts Institute of Technology. Her undergraduate degree in Bioengineering/Material Science was received at the University of Pennsylvania.

Corporate Governance Guidelines

Our Board believes that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. The Company is quoted on the OTC Bulletin Board, which does not currently have any corporate governance rules similar to those adopted by the NASDAQ Stock Market, Inc. (“NASDAQ”), the American Stock Exchange, Inc. (“AMEX”) and other national securities exchanges. Since our inception, our Board has reviewed the Company’s governance practices in light of the standards of NASDAQ and AMEX, and will continually monitor the Company’s practices in light of such standards. The Company has adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer and principal financial and accounting officer, and to persons performing similar functions.

Board Determination of Independence

Although the Company is not subject to NASDAQ and AMEX rules, we have looked to the rules of AMEX for guidance as to which members of our Board qualify as “independent directors.” Our Board has determined that each of Messrs. Beall, Lanzafame, Siebert and Mikesell is an “independent director” in that none of them has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of NaturalNano, Inc.

The Board and Committees of the Board

The Board held five (5) meetings during the Company’s fiscal year ended December 31, 2006. The standing committees of the Board are the Audit Committee and the Compensation Committee. The Board does not currently have a nominating committee and has not established any specific procedure for selecting candidates for director. However, directors are currently nominated by a majority vote of the Board. There is also no established procedure for shareholder communications with members of the Board or the Board as a whole. However, shareholders may communicate directly with the chief executive officer or chief financial officer of the Company for a response. During 2006, all of the directors of the board attended the board meetings held by the Company and each committee of the Board on which he served.

Audit Committee. The Audit Committee is currently composed solely of Mr. Siebert (Chairman). The responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted in December 2005 and as posted on our website at www.naturalnano.com includes: appointing, retaining, replacing, compensating and overseeing the work of the independent accountants, who report to, and are directly accountable, to the Committee. The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. The Audit Committee met on four (4) occasions during the Company’s fiscal year ended December 31, 2006. Each member of the Audit Committee attended the 2006 meetings. The Board has determined that Mr. Siebert meets the qualifications as an “audit committee financial expert”.

Compensation Committee. The Compensation Committee is currently composed of Mr. Lanzafame and Mr. Beall. The responsibilities of the Compensation Committee as set forth in the Compensation Committee Charter adopted in December 2005 and as previously posted on our website at www.naturalnano.com includes reviewing the Company’s compensation policies and establishing executive officer compensation, and the administration of the NaturalNano, Inc. 2005 Incentive Stock Plan (“the Plan”). The Compensation Committee met three (3) times during the Company’s fiscal year ended December 31, 2006. All of the members of the Compensation Committee are deemed to be non-employee directors for purposes of Section 162(m) and Rule 16b-3 of the Exchange Act.

Compensation of the Board

Directors who are employees of NaturalNano do not receive additional compensation for serving on the Board or its committees. Non-employee directors, for their services as directors, are paid an annual cash fee of $8,000. In addition, non-employee directors are also eligible to receive option grants under the Plan. The option grants made to the non-employee directors during the fiscal year ended December 31, 2005 are indicted below. All directors are reimbursed for their reasonable expenses incurred in attending Board meetings.

Mr. Siebert receives an additional $5,000 per year for serving as Chairman of the Audit Committee. Otherwise, no additional compensation is paid to directors for serving as members of committees of the Board.

The Company maintains directors and officers liability insurance.

Director Compensation Table for Fiscal 2006 (1)

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Steven Katz (3)	$13,000	$41,430 (4)	$54,430
Ross B. Kenzie (5)	8,000	95,050 (6)	103,050
Sharell L. Mikesell (7)	6,000	95,050 (8)	101,050
John Lanzafame	8,000	41,430 (9)	49,430
Michael L. Weiner (3)	8,000	41,430 (10)	49,430
(1)

Certain columnar information required by Item 402(f)(2) of Regulation S-B has been omitted for categories where there was no compensation awarded to, or paid to, the named directors during the fiscal year ended December 31, 2006.

(2)

The reported amounts reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R, of awards pursuant to our 2005 Stock Incentive Plan and may include amounts from awards granted both in and prior to the fiscal year ended December 31, 2006. As required, the amounts shown exclude the impact of any forfeitures related to service-based vesting conditions. The actual amount realized by the director will likely vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting.

(3)	Resigned on July 20, 2007.
(4)

An option to purchase 50,000 shares at an exercise price of $1.10 per share was granted to Mr. Katz on July 19, 2006. This option became fully vested and exercisable on the first anniversary of the date of grant and has a termination date of July 19, 2016. At December 31, 2006, Mr. Katz held options for the purchase of an aggregate of 250,000 shares, of which options for the purchase of 200,000 shares were exercisable.

(5)	Resigned on October 31, 2006.

(6)

An option to purchase 50,000 shares at an exercise price of $1.44 per share was granted to Mr. Kenzie on June 6, 2006. This option was fully vested on the date of grant and has a termination date of June 6, 2016. An option to purchase 50,000 shares at an exercise price of $1.10 per share was granted to Mr. Kenzie on July 19, 2006. This option required (i) completion of one year of service as a director measured from the date of grant or (ii) continued such service through the day immediately preceding the first annual shareholders meeting following the date of grant. Because Mr. Kenzie resigned before satisfaction of the vesting requirements, this option terminated without becoming exercisable. At December 31, 2006, Mr. Kenzie held options for 50,000 shares, all of which were exercisable.

(7)	Elected to the Board April 21, 2006.
(8)

An option to purchase 50,000 shares at an exercise price of $1.44 per share was granted to Dr. Mikesell on June 6, 2006. This option was fully vested on the date of grant and has a termination date of June 6, 2016. An option to purchase 50,000 shares at an exercise price of $1.10 per share was granted to Dr. Mikesell on July 19, 2006. This option became fully vested and exercisable on the first anniversary of the date of grant and has a termination date of July 19, 2016. At December 31, 2006, Dr. Mikesell held options for the purchase of an aggregate of 100,000 shares, of which options for the purchase of 50,000 shares were exercisable.

(9)

An option to purchase 50,000 shares at an exercise price of $1.10 per share was granted to Mr. Lanzafame on July 19, 2006. This option became fully vested and exercisable on the first anniversary of the date of grant and has a termination date of July 19, 2016. At December 31, 2006, Mr. Lanzafame held options for the purchase of an aggregate of 450,000 shares, of which options for the purchase of 266,667 shares were exercisable.

(10)

An option to purchase 50,000 shares at an exercise price of $1.10 per share was granted to Mr. Weiner on July 19, 2006. This option became fully vested and exercisable on the first anniversary of the date of grant and has a termination date of July 19, 2016. At December 31, 2006, Mr. Weiner held options for the purchase of an aggregate of 50,000 shares, none of which were exercisable.

PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE

ARTICLES OF INCORPORATION

On March 7, 2007, we entered into a Loan and Security Agreement (the “Purchase Agreement”) with Platinum Partners Long Term Growth IV (“Platinum”), Longview Special Financing, Inc. (“Longview”) and Platinum Advisors LLC (the “Agent”), for its own account and as agent for Platinum and Longview.

Pursuant to the Purchase Agreement, we issued $3,250,000 face amount of 8% Senior Secured Promissory Notes (the “Notes”), and as further consideration, issued to Platinum and Longview two series of warrants (the “Warrants”), for the purchase at any time on or before March 7, 2011, of an aggregate of 22,159,092 shares of our common stock. The first series of warrants (the “Series A Warrants”) covers the purchase of an aggregate of 11,079,546 shares of our common stock at an exercise price of $0.22 per share. The second series of warrants (the “Series B Warrants”) covers the purchase of an additional aggregate of 11,079,546 shares of our common stock at an exercise price of $0.33 per share.

In connection with the Notes and Warrants, we agreed to amend our articles of incorporation to provide that the terms and conditions of any rights, options and warrants or other securities approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of the designated percentage of a designated class or class of capital stock of the Company (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

Additionally, our Articles of Incorporation, as currently in effect, authorizes us to issue up to 200,000,000 shares of common stock, par value $0.001 per share and up to 10,000,000 shares of preferred stock, par value $0.001 per share. The Board of Directors has proposed, and our majority stockholder has approved, an increase in the number of authorized shares of the common stock from 200,000,000 shares to 300,000,000 shares. Upon the filing of the Second Amended and Restated Articles of Incorporation included as Appendix A to this Information Statement, NaturalNano, Inc. will be authorized to issue a total of 300,000,000 shares of common stock, par value of $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

The impact of this proposal on the shares of common stock available for issuance by the Company as of November 9, 2007 is as follows:

Authorized common stock prior to Amendment		200,000,000

Issued and outstanding	122,340,740
Reserved pursuant to the 2005 Plan(1)	12,254,000
Reserved pursuant to the 2007 Plan (2)	7,000,000
Reserved pursuant to other option grants(3)	90,000
Reserved pursuant to warrants	30,316,995
Reserved pursuant to debt agreements	18,650,438
Total common stock issued or reserved for issuance		(190,652,173)

Net shares not reserved and available for issuance		9,347,827

Impact of proposals:
Proposed increase of authorized common stock		100,000,000

Proposed additional reserve for 2007 Plan(2)		(10,000,000)

Net shares available giving effect to all proposals		99,347,827

(1)

The 2005 Plan reserved 14,000,000 shares of common stock, of these, 1,746,000 shares have been issued upon exercise of options, 12,244,000 shares are reserved for issuance upon exercise of currently-outstanding options, and 10,000 shares remain available for future grants.

(2)

Prior to the amendment to the 2007 Plan, 7,000,000 shares of common stock were reserved. The amended and restated 2007 Plan will reserve 17,000,000 shares of common stock, of these, no shares have been issued, 6,245,000 shares are reserved for issuance upon exercise of currently-outstanding options, and 10,755,000 shares will remain available for future grants.

(3)	Options to purchase 90,000 shares of common stock have been granted which are not covered by a plan.

The Board of Directors believes that it is in the Company’s and its stockholders’ best interests to increase the availability of additional authorized, but unissued, capital stock to provide NaturalNano, Inc. with the flexibility to issue equity in financing transactions, in connection with the future acquisition of intellectual property or other business assets, as an incentive to employees, officers, directors and consultants and for other proper corporate purposes which may be identified in the future.

The increased capital will provide the Board of Directors with the ability to issue additional shares of stock without further vote of the stockholders, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of NaturalNano, Inc. may in the future be listed. The Company’s stockholders do not have preemptive rights to subscribe to additional securities which may be issued and current stockholders will not be entitled to maintain their proportionate ownership of the Company’s outstanding stock should additional shares be issued in the future. If the Board of Directors elects to issue additional shares of stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

The number of shares to be issued in any particular transaction and the price and other terms on which such shares of will be issued will be determined solely by the Board of Directors.

In addition to the corporate purposes discussed above, the authorization of additional capital, under certain circumstances, may have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of NaturalNano, Inc. by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of NaturalNano, Inc. and our stockholders. The increased authorized capital therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased capital may limit the opportunity for NaturalNano, Inc. stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized capital may have the effect of permitting NaturalNano, Inc.’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of NaturalNano, Inc.’s business. However, the Board of Directors is not aware of any attempt to take control of NaturalNano, Inc. and the Board of Directors did not propose the increase in NaturalNano, Inc.’s authorized capital with the intent that it be utilized as a type of anti-takeover device.

The relative voting and other rights of holders of the common stock will not be altered by the authorization of additional shares of common stock. Each share of common stock will continue to entitle its owner to one vote. As a result of the increased authorization, the potential number of shares of common stock outstanding will be increased.

Other than to increase the number of shares available for issuance under the 2007 Plan (as described in Proposal 3), the Company does not have any commitments or obligations to issue any of the newly-authorized shares and the Board of Directors does not currently have any specific plans or intentions with respect to any such future issuances.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the proposed increase in authorized shares. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE INCREASE IN AUTHORIZED SHARES AND RESTATEMENT OF PAR VALUE FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The increase in the number of authorized shares will not affect the number of shares held by any current stockholder, the holding period or basis of any stockholder in such shares, or the federal income tax treatment of such shares.,

Procedure for the Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Act. This section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section 78.390 of the Nevada Act, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company’s Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Required Approvals Obtained

The Board, by a resolution adopted on September 18, 2007 (the “Board Consent”), approved the foregoing amendments to the Company’s Articles of Incorporation. On the Record Date, the only issued and outstanding shares of the Company’s capital stock entitled to vote on the proposed amendment were 122,340,740 shares of the Company’s common stock, par value $.001 per share, of which Technology Innovations, LLC (the “Majority Shareholder”) held in excess of 51% of such shares. On October 29, 2007, the Majority Stockholder, by written consent in lieu of a meeting, approved the Company’s Second Amended and Restated Articles of Incorporation, a copy of which is attached to this Information Statement as Appendix A. However, the Second Amended and Restated articles will not be filed with the Secretary of State of the State of Nevada, and will therefore not be effective, until 20 days after this Information Statement is mailed to stockholders. No further consents, votes or proxies are or were necessary to effect the approval of the Company’s Second Amended and Restated Articles of Incorporation.

PROPOSAL NO. 3: APPROVAL OF THE.

AMENDED AND RESTATED NATURALNANO, INC 2007 INCENTIVE STOCK PLAN

The Amended and Restated NaturalNano, Inc. 2007 Incentive Stock Plan (the “2007 Plan”) was adopted by the Board on October 29, 2007 and approved by the majority stockholder of the Company on October 29, 2007.

The Company believes that equity based incentives play a pivotal role in its efforts to attract and retain the key personnel essential to its long-term growth and financial success. The 2007 Plan will provide additional flexibility to the Company in designing equity-based compensation arrangements for its officers and employees and will also enhance the automatic grant program for the non-employee Board members pursuant to which they will receive equity-based awards at periodic intervals in accordance with the express guidelines set forth in the 2007 Plan.

The following is a brief summary of the 2007 Plan, a copy of which is attached hereto as Appendix B. The following summary is qualified in its entirety by reference to the 2007 Plan.

Types of Awards

The 2007 Plan provides for the grant of non-statutory stock options, restricted stock, stock appreciation rights, incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and other stock-based awards.

Incentive Stock Options and Non-Statutory Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of ten years. Outstanding options may not be amended to provide an exercise price per share which is lower than the then current exercise price per share of such outstanding options. The Board of Directors may not cancel any outstanding options and grant in substitution such new options under the 2007 Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then current exercise price per share of the cancelled options.

Restricted Stock Awards.Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock awards granted under the 2007 Plan may vest based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws. Performance criteria for each restricted stock award is intended to qualify for purposes of Section 162(m) of the Code will be based on one or more of the performance measures specified in Article 10 of the 2007 Plan.

Stock Appreciation Rights. A stock appreciation right, or a SAR, is an award entitling the holder to exercise to receive, at the election of the Board of Directors, an amount in cash or common stock, or combination thereof determined in whole or in part by reference to the appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be based solely on appreciation in the fair market value of common stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index.

Other Stock-Based Awards. Under the 2007 Plan, the Board of Directors has the right to grant other awards of common stock or awards otherwise based upon common stock or other property, including without limitation rights to purchase shares of common stock, having such terms and conditions as the board may determine.

Eligibility to Receive Awards

Employees, officers, directors, consultants, advisors and other service providers of the Company are eligible to be granted awards under the 2007 Plan. The maximum number of shares for stock option, restricted stock, and SAR awards to any one participant under the 2007 Plan is 1,500,000 shares per calendar year. The maximum aggregate grant with respect to awards of Performance Shares made in any one calendar year to any one participant shall be equal to the fair market value (measured on the date of grant) of500,000Shares. The maximum aggregate amount awarded with respect to Performance Units in such circumstances may not exceed $1,000,000.

Stock Available for Awards

Subject to adjustment in connection with stock splits, reverse splits and the like as provided in the 2007 Plan, the number of Shares reserved for issuance to Participants under the Plan shall be seventeen million (17,000,000). Any Shares covered by an Award (or portion of an Award) granted under the Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

Awards to Non-Employee Directors

Although the granting of awards under the 2007 Plan is generally at the discretion of the Compensation Committee of the Board of Directors, the Plan provides for automatic grants of stock options to the members of the Board of Directors who are not employees of the Company. Each non-employee Director who is elected or appointed to the Board for the first time shall automatically be granted a Nonqualified Stock Option to purchase 50,000 shares of Common Stock. Thereafter, each non-employee Director who is re-elected to the Board of Directors at an annual stockholders meeting will receive an option grant to purchase an additional 50,000 shares of common stock. All Options granted to non-employee Directors shall vest and become fully exercisable on the date of the first annual meeting of stockholders occurring after the end of the fiscal year of the Company during which such Option was granted and shall have a term of ten years..

Administration

The 2007 Plan is administered by the Compensation Committee of the Board of Directors. The Committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2007 Plan and to interpret its provisions. To the extent permitted by law, the Committee may delegate authority under the 2007 Plan to one or more officers, except that no officer will be authorized to grant awards to himself or herself.

Subject to any applicable delegation by the Committee and any applicable limitations contained in the 2007 Plan, the Committee selects the recipients of awards and determines:

(i)	the number of shares of common stock covered by options and the dates upon which such options become exercisable;
(ii)	the exercise price of options, which may not be less than 100% of the fair market value of the common stock;
(iii)	the duration of the options, which may not exceed 10 years;
(iv)	the terms of the stock appreciation rights and the dates or conditions upon which such stock appreciation rights become exercisable;
(v)

the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including, if applicable, conditions for repurchase, issue price and repurchase price.

Termination or Amendment

No award may be made under the 2007 Plan after the completion of ten years from the date on which the plan is approved by our stockholders, but awards previously granted may extend beyond that date. The Board of Directors may at any time, suspend or terminate the 2007 Plan, except that no award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested, to the extent such amendment was required to grant such award, unless and until such amendment shall have been approved by our stockholders. In addition, without approval of our stockholders, no amendment may:

(i)	increase the number of authorized shares under the 2007 Plan;
(ii)	materially increase the benefits provided under the 2007 Plan;
(iii)	materially expand the class of participation eligible to participate in the 2007 Plan;
(iv)	expand the types of awards provided under the 2007 Plan; or
(v)	make any other changes which require stockholder approval under the rules of the national securities market on which the shares of common stock are quoted.

No award may be made that is conditioned on the approval of our stockholders of any amendment to the 2007 Plan.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 2007 Plan. This summary is based on the tax laws in effect as of the date of this Information Statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by our company or any 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit if sales proceeds exceed the exercise price. The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and one year after the option was exercised, then all the profit will be long-term capital gain. If the participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying event and a portion of the profit will be ordinary income and a potion may be capital gain. This capital gain will be long term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. The capital loss will be long term if the participant held the stock for more than one year and otherwise will be short term.

Non-statutory Stock Options. A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year or otherwise will be short-term.

Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests, the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have a capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

Stock Appreciation Rights and Other Stock-Based Awards. The tax consequences associated with stock appreciation rights and any other stock-based awards granted under the 2007 Plan will vary depending on the specific terms of any such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for award or underlying common stock.

Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Stock Awards. The following table sets forth the number of shares of common stock subject to option grants made under the 2007 Incentive Stock Plan from inception through October 29, 2007, together with the weighted average exercise price per share in effect for such option grants made to the Company’s Chief Executive Officer. No other grants have been made under the 2007 Plan since the Plan’s inception.

Name and title	Number of Shares Underlying Options Granted (#)	Weighted Average Exercise Price Per Share ($)

Cathy A. Fleischer, President, Chief Technology Officer and Director	1,200,000	$0.25
Kent A. Tapper, Chief Financial Officer as of August 31, 2007	750,000	$0.18
Kathleen A. Browne, Chief Financial Officer (resigned 8/07)	200,000	$0.175
Dina Borik	50,000	$0.175
Bryan D. Boscia	150,000	$0.175
Jeffrey Cole	100,000	$0.175
Robert Corkery	130,000	$0.175
Robert Daly	500,000	$0.175
Emmanuel Giannelis	130,000	$0.175
Carolyn Hotchkiss	10,000	$0.175
Doug Kelley	300,000	$0.175
Paul LeFrois	400,000	$0.175
Robert Kress	300,000	$0.175
Melissa Mahler	1,000,000	$0.175
Ninetta McDonald	25,000	$0.175
Aaron Wagner	1,000,000	$0.175

All Officers, Consultants and Employees as a Group (fifteen persons)	6,245,000	$0.19

No awards of restricted stock or other stock-based awards have been made under the 2007 Incentive Stock Plan. The granting of future awards under the 2007 Plan is discretionary and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

General Provisions

Vesting Acceleration. In the event the Company experiences a change in control, each outstanding option will automatically vest in full and become exercisable for all the option shares, and all unvested shares and restricted stock units will immediately vest. A change in control will be deemed to occur in the event (a) the Company is acquired by merger or similar transaction in which the Company is not the surviving corporation, (b) there occurs a stock-holder approved sale, transfer or other disposition of all or substantially all of the Company’s assets, (c) any person becomes the beneficial owner of more than 50% of the outstanding voting securities of the Company or there occurs a tender or exchange offer for any or all of the Company’s common stock or (d) during any period of two consecutive years a majority of the Board no longer consists of individuals who were Board members at the beginning of such period, unless the election of each board member who was not a director at the beginning of the period is approved by a vote of at least two-thirds of the Board members still in office who were directors at the beginning of the period.

Changes in Capitalization. In the event any change is made to the outstanding shares of the Company’s common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, restricted stock and restricted stock units under the Plan per Plan year, (iii) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program for the non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v)

the number and/or class of securities subject to each outstanding restricted stock or restricted stock award under the plan and the issue price (if any) payable per share. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding awards thereunder.

Valuation. The fair market value per share of the Company’s common stock on any relevant date under the Plan will be determined as follows:

(i)	if the shares are listed on a national exchange, then the closing price of the share of such stock exchange on such date will be determinative of fair market value, or
(ii)

if the shares are not at the time listed on a national exchange, then the last reported sales price for the share in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market will determine the fair market value.

Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee.

An individual whose shares of restricted stock are awarded under the Plan will have certain stockholder rights with respect to those unvested shares. Accordingly, the participant will have the right to vote such shares and to receive regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting.

Amendment and Termination. The Board may modify the Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the NASDAQ National Market) on which the Company’s common stock is at the time primarily traded. Unless sooner terminated by the Board, the Plan will terminate on the earliest of: (i) February 25, 2017, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options and awards in connection with certain changes in control or ownership.

Deductibility of Executive Compensation. Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted under the 2007 Plan should qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of compensation paid to certain of the Company’s executive officers. Accordingly, the compensation deemed paid with respect to options granted under the 2007 Plan should be deductible by the Company without limitation under section 162(m). However, any compensation deemed paid by the Company in connection with certain option grants made under the Plan prior to the 2007 Plan will not qualify as performance-based compensation and will be subject to the $1 million limitation. In addition, the compensation attributable to the restricted stock awards or restricted stock units will also be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

Accounting Treatment. Stock options granted to the Company’s employees and non-employee board members, whether vesting is tied to service requirements or performance milestones, are valued as of the grant date under an appropriate valuation formula, and that value is charged as a direct compensation expense against the Company’s reported earnings over the designated vesting period of the award in accordance with Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No.123R. Option grants made to non-employee consultants under the Plan also result in a direct charge to the Company’s reported earnings based upon the fair value of the underlying option shares. Such charge will accordingly include the appreciation of the fair value of the option over the period between the grant date of the option and the vesting date of each installment of that option for non-employee consultant awards. For shares issuable upon the vesting of restricted stock awards, the Company recognizes compensation cost equal to the excess of the fair market value of the shares on the date of the award over the cash consideration (if any) paid for such shares. The accounting treatment for restricted stock awards is applicable whether vesting is tied to service periods or performance goals.

The Board of Directors and the Majority Stockholder have adopted, ratified and approved the 2007 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of October 29, 2007 with respect to beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our directors and executive officers and by all of the directors and executive officers as a group. Unless otherwise indicated, the address of each of the persons below is c/o NaturalNano, Inc., 15 Schoen Place Pittsford, New York 14534. Unless otherwise indicated in the footnotes, shares are owned of record and beneficially by the person.

For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after September 28, 2007. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)
Directors and Executive Officers :
Gary W. Beall	0	*
John F. Lanzafame (3)	550,000	*
Sharell L. Mikesell (3)	100,000	*
Klaus E. T. Siebert	0	*
James Wemett (4)	518,710	*
Cathy A. Fleischer (3)	1,013,333	*
Kent A. Tapper)	0	*
All Directors and Executive Officers as a group (7 persons) (3)	2,182,043	1.8%

Other 5% Beneficial Owners :

Technology Innovations, LLC (3) 15 Schoen Place
Pittsford, NY 14534	70,303,189	57.0%

* Less than 1%

1)	Except as set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

2)

Applicable percentage of ownership is based on 122,340,740 shares outstanding together with applicable options for such stockholder. Shares subject to options currently exercisable or exercisable within 60 days are included in the number of shares beneficially owned and are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other stockholder.

3)

Includes shares that may be acquired upon exercise of stock options which are exercisable on or prior to November 27, 2007. The shares so issuable include: Ms. Fleischer - 1,013,333 shares; Mr. Lanzafame - 450,000 shares; Mr. Mikesell - 100,000 shares; Technology Innovations, LLC - 1,000,000 shares; and all Directors and Officers as a group - 1,563,333 shares.

4)	These shares are held by Nancy Gage Wemett, Mr. Wemett’s wife. Mr. Wemett disclaims beneficial ownership of the shares held by his wife.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following chart sets forth information regarding our equity compensation plans as of December 31, 2006:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	10,374,000	$0.19	2,800,000
Other Equity compensation plans not approved by security holders	90,000	$0.10	none
Total	10,464,000	$0.19	2,800,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Technology Innovations, LLC (“TI”) is our parent and majority stockholder with a beneficial ownership of approximately 57.0% of our outstanding common stock as of October 29, 2007. TI is a New York limited liability company established in 1999 to develop intellectual property assets. TI founded NN Research on December 22, 2004, with an initial cash contribution of $100,000 for all the outstanding shares of common stock.

On July 1, 2005, the Company granted to TI an option to purchase 1,000,000 shares of common stock at an exercise price of $0.05 per share. This exercise price reflects the estimated fair market value of these options on the date of grant as determined by the Company’s Board of Directors. This option has a ten-year term and as such expires on July 1, 2015.

On July 20, 2007, in connection with the resignation of Michael L. Weiner from our Board of Directors, we entered into an Observation Rights Agreement with TI, Mr. Weiner and Ross B. Kenzie, a former member of our Board of Directors. Messrs. Weiner and Kenzie are the Managers of TI. In the Observation Rights Agreement, we agreed that, for so long as TI owns not less than 25% of the shares of our common stock held by it on July 20, 2007, we will permit two representatives designated by TI (who will initially be Messrs. Weiner and Kenzie) to attend all meetings of our Board of Directors in a nonvoting observer capacity and, in this respect, we will give such representatives copies of all notices, minutes, consents, and other materials that we provide to our directors at the same time and in the same manner as provided to such directors. The Observation Rights Agreement permits us to withhold any information from the representatives of TI and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between us and our legal counsel or result in disclosure of trade secrets or a conflict of interest, or if TI or one of its designated representatives becomes a competitor of our Company. The Observation Rights Agreement includes covenants by TI and Messrs. Weiner and Kenzie to keep confidential and not to disclose divulge or use for any purpose, other than to monitor TI’s investment in our Company, and otherwise to act in a fiduciary manner with respect to, any confidential information obtained from us.

On April 27, 2005 Technology Innovations granted to us an exclusive, field of use limited license (the “License Agreement”) to make, use and sell the products developed under several patent applications and provisional patents owned by Technology Innovations, LLC that will expire at various future dates. On March 2, 2007, TI assigned all rights, title, interests in, and improvements to, the applications of various issued patents and pending applications to NaturalNano. This assignment relinquishes TI’s rights, under the April 27, 2005 license agreement, and eliminates future license fees and royalty payments.

On June 28, 2006, we entered into a Line of Credit agreement with TI pursuant to which TI committed to make advances in an aggregate amount of $1 million. Under the Line of Credit Agreement, advances were allowed in such amounts and at such times upon 15 days notice, except that no more than $300,000 could be advanced in any 30-day period. Amounts borrowed bear interest at the rate of 8% per annum. The Agreement contains conventional terms, including provisions relating to events of default. Amounts borrowed under this agreement are to be used for general working capital needs. As of December 31, 2006 and February 14, 2007, $600,000 and $900,000, respectively, had been advanced under the Line of Credit Agreement. Although we did not formally apply for financing from any institutional lenders or other third parties, our management and members of our Board of Directors informally surveyed prospective third party lenders and concluded that we would not be likely to obtain a loan from them. The TI line of credit was established on terms we believed to be competitive with comparable transactions involving unaffiliated parties and was approved by the independent members of our Board of Directors. The repayment obligation under the Line of Credit Agreement and the Note were originally scheduled to expire on March 31, 2007, at which time TI would be able to demand repayment upon 15 days notice. In connection with the March 7, 2007 issuance of the 8% Senior Secured Convertible Notes (the “Notes”) to the selling stockholders, TI agreed not to demand repayment as long as any amounts were outstanding on the Notes. The 2006 line of credit agreement was established on terms we believe to be competitive with comparable transactions involving unaffiliated parties and was approved by the disinterested members of our Board of Directors. See Note 11, “Subsequent Event” for additional description of the terms and conditions of the issuance of these Notes.

On December 29, 2004 the Company entered into a Line of Credit Agreement and a Promissory Note with TI that allowed for borrowings of up to $500,000 for working capital purposes and included an interest rate of 8% per annum. This agreement expired and all outstanding advances were repaid as of December 31, 2005.

On May 25, 2005, the Company entered into a Joint Research Agreement with Nanolution, LLC, a wholly owned subsidiary of Biophan. Biophan is related to the Company’s majority stockholder, Technology Innovations, LLC, through common ownership. This agreement covers the exchange of ideas in support of a new drug delivery capability. The term of this agreement shall continue until the desired technology becomes commercially viable or until mutually terminated by both parties. All medical uses and inventions that arise as a result of this agreement will be owned by Nanolution, LLC and all purification processes for raw halloysite and non-medical applications will be owned by the Company. The Company is not actively pursuing any research or development activities in collaboration with Nanolution or Biophan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serve as a member of the board or compensation committee, or other committee serving as equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

None of the members of our Compensation Committee has ever been our employee.

Stock Options

On September 26, 2005, the Board adopted the NaturalNano, Inc. 2005 Incentive Stock Plan (“the 2005 Plan”). The Plan provides for the grant of incentive and non-qualified stock options to selected employees, the grant of non-qualified options to selected consultants and to directors and advisory board members. The Plan is administered by the Compensation Committee of the Board and authorizes the grant of options or restricted stock awards for up to 14,000,000 shares. The Compensation Committee determines which eligible individuals are to receive options or other awards under the Plan, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants and other awards made under the Plan.

2007 Incentive Stock Plan

On October xx, 2007, the Board adopted the Amended and Restated NaturalNano, Inc.2007 Incentive Stock Plan (“the 2007 Plan”). The 2007 Plan provides for the grant of incentive and non-qualified stock options to selected employees, the grant of non-qualified options to selected consultants and to directors and advisory board members. The Plan is administered by the Compensation Committee of the Board and authorizes the grant of options or restricted stock awards for up to 17,000,000 shares. The Compensation Committee determines which eligible individuals are to receive options or other awards under the Plan, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants and other awards made under the Plan.

Employment Agreements

We have employment agreements with each of Cathy A. Fleischer, President and Chief Technology Officer, and Kent A. Tapper, Chief Financial Officer, Secretary and Treasurer.

Dr. Fleischer’s Employment Agreement, which was entered into in connection with her appointment in July 2006 as our Senior Research Scientist, provides for a base annual salary of $120,000. Dr. Fleischer’s current base salary as President and CTO is $180,000.

Pursuant to her Employment Agreement, Dr. Fleischer received two stock options. The first option allows her to purchase up to 100,000 shares of our common stock at an exercise price equal to the fair market value of the shares on the date of her employment; this option grant was made under the NaturalNano, Inc. 2005 Incentive Stock Option Plan. The second option, which is not governed by a stockholder-approved plan, entitles Dr. Fleischer to purchase up to an additional 40,000 shares of our common stock at an exercise price of $0.10 per share. Both of these options vest annually over three years commencing on the first anniversary of Dr. Fleischer’s employment and continuing each year thereafter until the entire grant has vested. Any unvested portion of the options expire upon termination of Dr, Fleischer’s employment for any reason.

Dr. Fleischer’s Employment Agreement is terminable by either party upon 90 days’ written notice or by us for cause or upon Dr. Fleischer’s death or disability. As a condition of her employment, Dr. Fleischer also signed our standard Confidential Information, Invention and Non-Competition Agreement.

Under his Employment Agreement, Mr. Tapper will receive a base salary of $140,000 per year, which will be increased to $155,000 per year upon the closing of a financing transaction that provides gross proceeds to us of at least $5 million. Mr. Tapper’s base salary is subject to annual review and adjustment. The Employment Agreement also provides that Mr. Tapper will be eligible for bonuses in our discretion; we have not established any specific criteria upon which we would make a decision to make a bonus payment to Mr. Tapper. In connection with his employment, we have granted to Mr. Tapper an option under our 2007 Incentive Stock Plan to purchase up to 750,000 shares of our Common Stock at a price per share equal to the closing price on August 31, 2007, which option vests in three equal annual installments beginning on the first anniversary of the grant. The Employment Agreement provides that Mr. Tapper may be eligible for future stock option grants on the same basis as similarly situated employees.

Mr. Tapper’s Employment Agreement has an initial term of one year and renews automatically for additional terms of one year each. The Employment Agreement may be terminated by either party. If the Employment Agreement is terminated by us without cause or by Mr. Tapper for “Good Reason” (as such term is defined in the Employment Agreement), and conditioned upon Mr. Tapper’s execution at that time of a Separation Agreement and Release in form acceptable to us, we will continue to pay Mr. Tapper his then-effective base salary for six months and will pay him a pro rated portion of any bonus he would have earned had he remained employed; if he timely elects and remains eligible for continued health care coverage under COBRA, we will continue to pay that portion of the COBRA premiums that we had been paying prior to the date his employment terminated for so long as he receives severance payments or until he is eligible for coverage under another employer’s plan, whichever period is shorter.

Both Employment Agreements contain other conventional terms covering such matters as vacation time and reimbursement of expenses.

Employees of the Company, from time to time spend a portion of their time on the business affairs of Technology Innovations, LLC and its affiliates. In such situations, the individual is paid directly by the affiliate receiving the service or NaturalNano receives, as reimbursement, a percentage of their salary and benefits. The services provided by these individuals include consultations in the followings areas: finance, marketing and business strategy, and technology application. Our Board of Directors reviews these arrangements on an annual basis and our disinterested directors monitor the relevant circumstances that could result in conflicts of interest between the Company and the related affiliate.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

No named executive officer exercised options in the fiscal year ended December 31, 2006.

The following table summarizes information concerning stock options granted to the named executive officers during the fiscal year ended December 31, 2006. No named executive officer exercised options or received any stock awards in the fiscal year ended December 31, 2006.

The Company did not grant any stock awards during the year. The following table presents the number and values of exercisable and unexercisable options at December 31, 2006:

	Stock Option Awards
Name	Securities underlying unexercised options (#) Exercisable (Vested)	Securities underlying unexercised options (#) Unexercisable (Unvested)	Option Exercise Price ($)	Option Expiration Date

Cathy A. Fleischer	0	40,000	$0.10	7/24/16
	0	100,000	$1.06	7/24/16
	333,333	666,667	$0.42	11/16/16

Kathleen A. Browne	400,000	0	$0.05	3/1/15
	200,000	200,000	$0.05	7/1/15

Michael Riedlinger	2,000,000	0	$0.05	3/1/15

Sarah Cooper	200,000	0	$0.05	3/1/15

SUMMARY COMPENSATION TABLE

The table set forth below summarizes the compensation earned by our named executive officers in 2006 *.

Name and Principal Position	Year	Salary	Bonus (a)	Option Awards (b)	All Other Compensation (c)	(#) Securities Underlying Options	Total
Cathy Fleischer, President (effective 11/06) and CTO (effective 7/06)	2006	$53,100**	none	$466,759	none	1,140,000	$519,859

Michael Riedlinger, President (1/06 - 11/06)	2006	112,500**	$20,000	none	$47,500	none	180,000

Kathleen Browne, CFO	2006	135,000	20,000	none	80,000	none	235,000

Sarah Cooper, CTO(1/06-7/06)	2006	90,961**	none	none	none	none	90,961

*

Certain columnar information required by Item 402(a) (2) of Regulation SB has been omitted for categories where there has been no compensation awarded to, or paid to, the named executive officers required to be reported in the table during 2006.

**	Reflects employment for a partial year. Mr. Riedlinger’s base annual salary was $135,000. Ms. Cooper’s base annual salary was $110,000.

(a) Cash bonuses were awarded to Mr. Riedlinger and Ms. Browne upon determination by the Board’s Compensation Committee that they had achieved, in the first quarter of 2006, the performance objectives set out as the criteria for bonus awards in their respective employment agreements. Mr. Riedlinger’s and Ms. Browne’s bonuses were paid upon completion of (i) the Company’s common stock being listed on the OTCBB, (ii) the Company’s common stock traded at an average price above $1.00 per share for a period of more than 30 days and (iii) the Company demonstrated progress in achieving the following milestones of its operating plan: (a) completion of the merger with Cementitious Materials, Inc. in December 2005, (b) initial filing of a registration statement on Form SB-2 completed in April 2006 and (c) with respect to Mr. Riedlinger, the establishment of a management team for the Company.

(b) The amounts in the column “Options Award” reflect the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R, for option awards granted pursuant to the NaturalNano Incentive Compensation Plans. Assumptions used in the calculation of these amounts are included in Note 8 “Incentive Compensation Plan” to the Company’s consolidated financial statements for the year ended December 31, 2006.

(c) The amounts in the column “All Other Compensation” reflect the following items:

•

During 2006, Mr. Riedlinger earned $47,500 in connection with the October 31, 2006 Separation Agreement whereby the Company agreed to pay to Mr. Riedlinger severance over twelve equal bi-weekly installments commencing November 15, 2006. The severance payment to Mr. Riedlinger was negotiated at the time of his resignation and represented an increase of $13,750 over what would have been payable under Mr. Riedlinger’s then-current employment agreements.

•

During 2006, Ms. Browne performed financial services for our principal stockholder, Technology Innovations, LLC, and certain of its affiliates. Ms. Browne earned cash remuneration of $54,000 and non-cash remuneration of $26,000 directly from these entities in connection with such services.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

General

The Board’s Compensation Committee (the “Compensation Committee”) reviews the Company’s compensation policies, establishes executive officer compensation and administers the Company’s Stock Option Plan. During fiscal 2006, the Compensation Committee was composed of Messrs. Katz (Chairman), and Weiner, each of whom is a non-employee director. None of these individuals has ever been an officer or employee of the Company.

The objectives of the Company’s executive compensation policies are (i) to be competitive with pay practices of other companies of comparable size and status, including those in the biotechnology industry and (ii) to attract, motivate and retain key executives who are vital to the long-term success of the Company. The Company’s executive compensation currently consists of both fixed annual salary and stock based compensation which align the interests of the Company’s executives with the interests of its stockholders.

Base Salary

With respect to annual compensation, the fundamental objective in setting base salary levels for the Company’s senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon independent industry surveys, proxy disclosures, individual leadership, level of responsibility, management skills and industry activities.

Stock Options and Restricted Stock

In connection with the executive compensation program, long-term incentive awards in the form of stock options and restricted stock are available for grant under the Plan. Awards have been solely in the form of non-qualified stock options granted under the Plan. The Compensation Committee and the Board grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company’s long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

The Company believes that, through the use of stock options, executives’ interests are directly tied to enhanced stockholder value. The Compensation Committee has the flexibility of awarding non-qualified stock options, incentive stock options and restricted stock. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

Awards of stock options were made to executive officers of the Company in fiscal year 2006, including the Company’s President, in order to provide appropriate incentive to such persons.

Compensation of Chief Executive Officer

For fiscal year 2006, the compensation of Cathy A. Fleischer, the Company’s President, consisted of the same components as the compensation of the other senior executives. Ms. Fleischer received three stock option grants as follows: (i) on July 24, 2006 100,000 options with an exercise price of $1.06 per share, (ii) on July 24, 2006 40,000 options with an exercise price of $0.10 per share, and (iii) on November 16, 2006 1,000,000 options with an exercise price of $0.42 per share. Ms. Fleischer’s compensation package included a base salary of $180,000. This compensation package is believed to be comparable to total compensation packages of executives of similar companies and chief executive officers with similar responsibilities.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Company’s executive officers, unless such compensation is performance-based pursuant to certain milestones established under a stockholder-approved plan. The compensation paid to the Company’s executive officers during the 2006 fiscal year did not exceed the $1 million limit per covered officer. However, the Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the Company’s executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Compensation Committee may provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the Company’s financial performance or equity awards tied to the value of the Company’s common stock, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board’s Audit Committee (“Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee is governed by a written charter approved by the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including receiving the written disclosures and letter from the independent registered public accounting firm and discussing the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and has considered the compatibility of any non-audit services with the registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit and such other matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as currently in effect. In addition, the Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the appointment of the Company’s independent registered public accounting firm.

Respectfully submitted,

The Audit Committee of the Board of Directors

Klaus E. T. Siebert, Chairman

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

OTHER INFORMATION

The Company filed its Annual Report for this fiscal year ended December 31, 2006 on Form 10-KSB with the Securities and Exchange Commission on May 15, 2007. A copy of the Annual Report is included with this Information Statement.

Additional information concerning the Company is available on our website at www.naturalnano.com.

Copies of our Annual Report (including Exhibits) are also available free of charge in print to investors who request them in writing from the Company’s Secretary (at the address on the cover page). Filings which the Company makes with the Securities and Exchange Commission also contain additional information and may be obtained on the SEC’s website at www.sec.gov.

APPENDIX A

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

NATURALNANO, INC.

Pursuant to the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes, the undersigned corporation adopts the following Second Amended and Restated Articles of Incorporation as of this __ day of __________ 2007:

FIRST: The name of the corporation is NaturalNano, Inc.

SECOND: The Articles of Incorporation of the corporation were filed by the Secretary of State on the 18th day of February 2000 and were amended and restated on May 7, 2007.

THIRD: The Articles of Incorporation, as amended and restated to the date of this certificate, are hereby further amended and restated as follows:

1. Name of Corporation:	NaturalNano, Inc.
2. Resident Agent Name and Street Address:	Not Required
3. Shares:

The number of shares the corporation is authorized to issue is 300,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Preferred shares may be issued from time to time in one or more series in the discretion of the board of directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

4. Governing Board:	Shall be styled as Directors.
Names, Addresses, Number of Board of Directors/Trustees:	Not Required
5. Purpose:	Any Legal
6. Other Matters:	See Articles 9, 10 and 11
7. Names, Addresses and Signatures of Incorporators:	Not Required
8. Certificate of Acceptance of Appointment of Resident Agent:	Not Required

APPENDIX A

9. Directors:	The corporation shall be governed by a Board of Directors consisting of no less than three (3) nor more than nine (9) directors. Directors need not be shareholders of the corporation
10. Exemption from Corporate Debt:	The private property of the shareholders of the corporation shall not be subject to the payment of any corporate debt to any extent whatsoever.
11. Indemnification:

As enumerated by the Nevada Code and as the Board of Directors may from time to time provide in the By-Laws or by resolution, the corporation shall indemnify its officers, directors, agents and other persons against personal liability for monetary damages for breach of fiduciary duty as a director to the full extent permitted by the laws of the State of Nevada.

12. Consent to Waiver of Terms and Conditions:

The terms and conditions of any rights, options and warrants or other securities approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

The undersigned Kent A. Tapper is the secretary of the corporation; he has been authorized to execute the foregoing certificate by resolution of the Board of Directors on the __ day of September 2007, and the foregoing certificate sets forth the text of the Articles of Incorporation as amended to the date of this certificate.

Date ______________, 2007

NATURALNANO, INC.

By:	__________________________________
Kent A. Tapper, its Secretary

APPENDIX B

Amended and Restated

NaturalNano, Inc. 2007 Incentive

Stock Plan

APPENDIX B

TABLE OF CONTENTS

Page

Article 1.	Establishment, Objectives, and Duration	1

Article 2.	Definitions	1

Article 3.	Administration	4

Article 4.	Shares Subject to the Plan and Maximum Awards	4

Article 5.	Eligibility and Participation	5

Article 6.	Stock Options	6

Article 7.	Stock Appreciation Rights	7

Article 8.	Restricted Stock	8

Article 9.	Performance Units and Performance Shares	9

Article 10.	Performance Measures	10

Article 11.	Rights of Participants	10

Article 12.	Termination of Employment/Directorship	10

Article 13.	Change in Control	11

Article 14.	Amendment, Modification, and Termination	11

Article 15.	Withholding	12

Article 16.	Successors	12

Article 17.	General Provisions	12

APPENDIX B

Article 1. Establishment, Objectives, and Duration

1.1          Establishment of the Plan. NaturalNano, Inc., a Nevadacorporation (the “Company”), hereby adopts the “NaturalNano, Inc. 2007 Incentive Stock Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

1.2          Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

The Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success.

1.3          Duration of the Plan. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award of an Incentive Stock Option be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1          “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

2.2          “Award Agreement” means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

2.3          “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.4	“Board” or “Board of Directors” means the Board of Directors of the Company.
2.5	“Change in Control” shall be deemed to have occurred under any one or more of the following conditions:
i.

if, within one year of any merger, consolidation, sale of a substantial part of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors (x) of the Company or (y) of any successor to the Company, or (z) if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, of such corporation (the Company shall be deemed a subsidiary of such other corporation if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (“Voting Stock”));

ii.

if, as a result of a Transaction, the Company does not survive as an entity, or its shares are changed into the shares of another corporation unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;

iii.

if any Person becomes, after the date this Plan is adopted, a beneficial owner directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company’s Voting Stock;

iv.	the dissolution or liquidation of the Company is approved by its stockholders; or
v.

if the members of the Board as of the date this Plan is adopted (the “Incumbent Board”) cease to represent at least two-thirds of the Board; provided, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which

1

0321254.1

APPENDIX B

such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this paragraph (v), treated as though such person were a member of the Incumbent Board.

2.6	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7          “Committee” means the committee appointed from time to time by the Company’s Board of Directors to administer the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee Directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term “Committee” as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

2.8          “Company” means NaturalNano Inc., a Nevada corporation, together will all subsidiaries thereof, and any successor thereto as provided in Article 16 hereof.

2.9          “Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.10        “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under the Plan.

2.11        “Disability” shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

2.12	“Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.
2.13	“Employee” means any employee of the Company or its Subsidiaries.

2.14        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15        “Fair Market Value” as of any date and in respect of any Share means the then most recent closing price of a Share reported by the exchange or other trading system on which Shares are primarily traded or, if deemed appropriate by the Committee for any reason, the fair market value of Shares shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any Share be less than its par value.

2.16        “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.17        “Insider” shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.18        “Key Employee” shall mean an individual as defined in Code Section 416(i) without regard to paragraph (5) thereof) of the Company.

2.19        “Non-Employee Director” shall mean any member of the Board of who is not an employee of the Company or a member of the immediate family of an employee of the Company.

2.20        “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2

0321254.1

APPENDIX B

2.21	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.
2.22	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23        “Participant” means an Employee, Director or consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.24        “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.25	“Performance Share” means an Award granted to a Participant, as described in Article 9 hereof.
2.26	“Performance Unit” means an Award granted to a Participant, as described in Article 9 hereof.

2.27        “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

2.28        “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a “group” as defined in Section 13(d) thereof and the rules promulgated.

2.29	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.
2.30	“Shares” means shares of the Company’s common stock, par value $.0001 per share.

2.31        “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 hereof.

2.32        “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, “Subsidiary” means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a “subsidiary corporation” within the meaning of Code Section 424(d) and the rules thereunder.

2.33        “Ten Percent Shareholder” means an employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of Shares of the Company or any Subsidiary, within the meaning of Code Section 422.

3

0321254.1

APPENDIX B

Article 3. Administration

3.1          General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the Performance Based Exception under Code Section 162(m), to the extent required under such Code Section, the Committee shall be comprised solely of two or more individuals who are “outside directors”, as that term is defined in Code Section 162(m) and the regulations thereunder.

3.2         Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees, Directors and consultants who shall be offered the opportunity to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

3.3          Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1          Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall be seventeen million (17,000,000). Any Shares covered by an Award (or portion of an Award) granted under the Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Shares may be authorized, unissued shares or Treasury shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

The following limitations shall apply to the grant of any Award to a Participant in a fiscal year:

(a)	Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options pursuant to Awards granted in any one fiscal year to any one Participant shall be 1,500,000.
(b)	SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights pursuant to Awards granted in any one fiscal year to any one Participant shall be 1,500,000.
(c)	Restricted Stock: The maximum aggregate of Shares that may be granted with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 1,500,000.
(d)

Performance Shares/Performance Units Awards: The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one Participant shall be equal to the Fair Market Value of 500,000 Shares (measured on the date of grant); the maximum aggregate amount awarded with respect to Performance Units to any one Participant in any one fiscal year may not exceed $1,000,000.

4.2          Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, (i) the number and class of Shares reserved for issuance to Participants under the Plan, (ii) the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and (iii) the Award limits set forth in Section 4.1, shall be proportionately adjusted in such manner as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

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0321254.1

APPENDIX B

4.3          Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that (i) no such adjustment shall be authorized if, and to the extent that, such adjustment would result in an accounting charge for any affected outstanding Awards in accordance with Financial Accounting Standard No. 123R (Accounting for Share Based Compensation) or (ii) unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent inconsistent with the Plan’s or any Award’s meeting the requirements of Section 162(m) of the Code, as from time to time amended.

Article 5. Eligibility and Participation

5.1          Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and consultants of the Company and its Subsidiaries.

5.2  Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

5.3	Stock Options for Non-Employee Directors

(a)                                    Subject to the provisions of Section 5.3(d), each person who, subsequent to the Effective Date, is for the first time elected or appointed to the Board and who qualifies, at such time, as a Non-Employee Director, shall automatically be granted a Nonqualified Stock Option to purchase 50,000 shares of Common Stock, effective as of the date of his or her election or appointment to the Board on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Common Stock on the date of grant or, if the date of the grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the date of grant on which the Fair Market Value can be determined.

(b)

Subject to the provisions of Section 5.3(d), each Non-Employee Director who is re-elected as a director at an annual meeting of stockholders shall be granted an additional Nonqualified Stock Option to purchase 50,000 shares of Common Stock, on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Common Stock on the date of such annual meeting.

(c)

All Options granted to Non-Employee Directors pursuant to this Section 5.3 shall vest and become fully exercisable on the date of the first annual meeting of stockholders occurring after the end of the fiscal year of the Company during which such Option was granted. All Options granted to Non-Employee Directors pursuant to this Section 5.3 shall expire on the tenth (10th) anniversary of the date of grant, subject to earlier termination as provided in Article 12.

(d)

Non-Qualified Stock Options may be granted to a person pursuant to this Section 5.3 only if, and to the extent that, such person does not automatically receive Non-Qualified Stock Options to purchase 50,000 shares of Common Stock under the Company’s 2005 Incentive Stock Plan upon his or her election or re-election as a Non-Employee Director.

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Article 6. Stock Options

6.1          Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2          Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

6.3          Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant.

The Option Price for each Option shall equal the Fair Market Value of the Shares at the time such option is granted. If an ISO is granted to a Ten Percent Shareholder the Option Price shall be at least 110 percent of the Fair Market Value of the stock subject to the ISO.

6.4          Duration of Options. Except as otherwise provided in this Plan, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an ISO must expire no later than the tenth (10th) anniversary of the date the ISO was granted. However, in the case of an ISO granted to a Ten Percent Shareholder, the ISO by its terms shall not be exercisable after the expiration of five years from the date such ISO is granted.

6.5          Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6          Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either: (a) in cash or its equivalent; or(b) subject to the Committee’s approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); or (c) by a combination of (a) and (b); or (d) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7          Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

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6.8    Nontransferability of Options.

(a)

Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

(b)

Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant’s lifetime only by such Participant.

6.9            Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

Article 7. Stock Appreciation Rights

7.1          Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a SAR shall equal the Fair Market Value of a Share on the date of grant.

7.2          SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3          Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

7.4          Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.6          Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by
(b)	The number of Shares with respect to which the SAR is exercised.

The payment upon SAR exercise shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

7.7          Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

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Article 8. Restricted Stock

8.1          Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2          Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

8.3          Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during such Participant’s lifetime and prior to the end of the Period of Restriction only to such Participant.

8.4          Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5          Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6          Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

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Article 9. Performance Units and Performance Shares

9.1          Grant of Performance Units/Shares Awards. Subject to the terms of the Plan, Performance Units and/or Performance Shares Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2          Award Agreement. At the Committee’s discretion, each grant of Performance Units/Shares Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

9.3          Value of Performance Units/Shares Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares Awards that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”

9.4          Earning of Performance Units/Shares Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares Awards shall be entitled to receive a payout based on the number and value of Performance Units/Shares Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.5          Form and Timing of Payment of Performance Units/Shares Awards. Payment of earned Performance Units/Shares Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

Unless otherwise provided by the Committee, Participants holding Performance Units/Shares shall be entitled to receive dividend units with respect to dividends declared with respect to the Shares represented by such Performance Units/Shares. Such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

9.6          Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares Awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

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Article 10. Performance Measures

Unless and until the Committee proposes for shareholder vote and the Company’s shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

(a)	Earnings per share;
(b)	Net income (before or after taxes);
(c)	Cash flow (including, but not limited to, operating cash flow and free cash flow);
(d)	Gross revenues;
(e)	Gross margins;
(f)	EBITDA; and
(g)	Any of the above measures compared to peer or other companies.

Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level.

Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 11. Rights of Participants

11.1        Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the Company’s or its Subsidiaries’ employ, or as a Director, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or directorship at any time.

11.2        Participation. No Employee, Director or consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.3        Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and 9.5 or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.

Article 12. Termination of Employment/Directorship

Upon termination of the Participant’s employment or directorship for any reason other than Disability or death, an Award granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Award at the date of termination. All Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of termination (other than a termination by reason of Disability or death) shall terminate and be forfeited immediately on the date of termination. If the employment or directorship of a Participant terminates by reason of the Participant’s Disability or death, all Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of a Participant’s Disability or death shall become immediately vested and/or exercisable on the date of termination due to Disability or death. If the employment or directorship of a Participant terminates by reason of the Participant’s Disability or death, the Participant (or, if appropriate, the Participant’s legal representative or permitted transferee) may exercise such Participant’s rights under any outstanding Award at any time on or prior to the earlier of the expiration date of the Award or the expiration of six months after the date of Disability or death.

Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of

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employment for purposes of the Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a “termination” includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of a consultant, the meaning of “termination” or “termination of employment” includes the date that the individual ceases to provide services to the Company or its Subsidiaries. In the case of a nonemployee director, the meaning of “termination” includes the date that the individual ceases to be a director of the Company or its Subsidiaries.

Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award Agreement or similar document.

An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

Article 13. Change in Control

In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

(a)

elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

(b)

elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options or SARs for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

(c)

permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

(d)	amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or
(e)	implement any combination of the foregoing.

Article 14. Amendment, Modification, and Termination

14.1        Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

14.2        Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

14.3        Shareholder Approval Required for Certain Amendments. Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive ISOs under the Plan; or (c) modifies the Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

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Article 15. Withholding

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant’s obligations pursuant to this Section 15 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SARs, (ii) the date of payment, in the case of Performance Units/Shares, and (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this Section 15 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

Article 16. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Article 17. General Provisions

17.1        Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.2        Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.3        Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.4        Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

17.5        Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

17.6        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.7        No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to Section 14.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

17.8        Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

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17.9        Governing Law. The Plan and each Award Agreement shall be governed by the laws of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Nevada, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

17.10 Compliance with Code Section 409A. No Award that is subject to Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Dated as of October 29, 2007	NaturalNano, Inc.

By: /s/ Cathy Fleischer
Cathy A. Fleischer
President

Date of Shareholder Approval: October 29, 2007

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